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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): June 30, 2004


                  CWABS, INC., (as depositor under the Sale and Servicing Agreement, dated as of June 30, 2004, relating to the Revolving
              Home Equity Loan Asset Backed Notes, Series 2004-F).


                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

    Delaware                            333-109272             95-4596514
----------------------------            ----------             ----------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)


4500 Park Granada
Calabasas, California                                91302
---------------------                              ---------
(Address of Principal                              (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (818) 225-3240
                                                   --------------

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


Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     In connection with the issuance by CWABS Revolving Home Equity Loan Trust, Series 2004-F of Revolving Home Equity Loan Asset Backed Notes, Series 2004-F (the "Notes"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Securities for federal income tax purposes. The Opinion is annexed hereto on Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

         8.1  Opinion of Sidley Austin Brown & Wood LLP re Tax Matters.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWABS, INC.



                                       By: /s/ Celia Coulter
                                           -----------------
                                           Name:  Celia Coulter
                                           Title:  Vice President



Dated:  June 30, 2004

                                  Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----
8.1    Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters              5